                                                                   Exhibit 99.5

              CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

     In  connection  with the  accompanying  Quarterly  Report  on Form  10-Q of
Selkirk Cogen Partners, L.P. for the quarter ended June 30, 2002, I, P. Chrisman
Iribe,  President of JMC Selkirk,  Inc., as Managing  General Partner of Selkirk
Cogen Partners,  L.P., hereby certify pursuant to 18  U.S.C.ss.1350,  as adopted pursuant toss.906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     (1)  such Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 fully complies with the  requirements of section 13(a) or 15(d) of the
          Securities Exchange Act of 1934; and

     (2)  the  information  contained in such Quarterly  Report on Form 10-Q for the  quarter  ended June 30,  2002 fairly  presents,  in all  material respects, the financial condition and results of operations of Selkirk
          Cogen Partners, L.P.

August 14, 2002                                /s/ P. Chrisman Iribe
                                               --------------------
                                               P. Chrisman Iribe
                                               President
                                               JMC Selkirk, Inc.